Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 13, 2015 (this “Amendment”), to the Credit Agreement (as defined below), is entered into among Activision Blizzard, Inc. (the “Borrower”), each of the other Loan Parties (as defined below), the Lenders party hereto, the Administrative Agent (as defined below) and the Collateral Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of October 11, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by the First Amendment (as defined below), the “Credit Agreement”), among the Borrower, the Guarantors party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), the Swing Line Lender and an L/C Issuer, JPMORGAN CHASE BANK, N.A., as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders”);

WHEREAS, the Borrower is a party to that certain Transaction Agreement, dated as of November 2, 2015, pursuant to which it intends to acquire, through one or more of its Subsidiaries, King Digital Entertainment plc (the “2015 Acquisition”);

WHEREAS, in connection with the 2015 Acquisition, the Borrower has entered into the First Amendment to the Credit Agreement, dated as of November 2, 2015 (the “First Amendment”), pursuant to which it established Incremental Term Loans in the form of Tranche B-2 Term Loans in an aggregate principal amount of $2,300,000,000 and made certain other amendments to the Credit Agreement;

WHEREAS, the Borrower wishes to amend the terms and conditions of the Tranche B-2 Term Facility (as defined in the Credit Agreement) as, and subject to the conditions, set forth herein (Tranche B-2 Term Facility as so amended, the “Tranche A Term Facility”) and request that the Credit Agreement be amended to permit and provide for such Tranche A Term Facility;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement the Borrower and the Lenders party to this Amendment, in each case, constituting not less than (i) the Lenders required pursuant to Section 10.01 of the Credit Agreement with respect to each matter set forth in Sections 1.2 and 1.3 below and (ii) Lenders required pursuant to Section 1.5 below, agree to the amendments to the Credit Agreement set forth in Sections 1.2 and 1.3 below.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.1  Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

Section 1.2  Tranche A Term Facility Amendments to the Credit Agreement.  Effective as of the Second Amendment Effective Date (as defined below) the Credit Agreement is hereby amended as follows (collectively, the “Tranche A Term Facility Amendments”):

(a)                                 By replacing each reference to “Tranche B-2” appearing in the Credit Agreement by reference to “Tranche A”.

(b)                                 By replacing each reference to “4.02” (and not, for the avoidance of doubt, any reference to “4.02(b)”) appearing in the Credit Agreement (other than such reference appearing in the definition of “2015 Closing Date”) by reference to “4.02(a).”

(c)                                  By adding the following new definitions, to appear in the proper alphabetical order in Section 1.01:

“2015 Revolving Credit Facility Effective Date” means the date after the Second Amendment Effective Date on which the Borrower enters into an agreement with the Lenders party thereto to, among other things, extend the Maturity Date with respect to the Revolving Credit Facility and give the Revolving Credit Lenders the benefit of Section 7.11.

“Collateral Suspension” has the meaning set forth in Section 9.09.

“Limited Collateral Release Condition” has the meaning set forth in Section 9.09.

“Consolidated Total Net Debt Ratio” means, as of the date of determination, the ratio of (a) the Consolidated Total Net Debt of the Borrower and its Restricted Subsidiaries on such date, to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the period of the most recently ended four fiscal quarters for which financial statements are available.

“Consolidated Total Net Debt Financial Covenant Event of Default” has the meaning specified in Section 8.01(b).

“Second Amendment” means the Second Amendment, dated as of November 13, 2015, by and among the Borrower, the other Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the date on which the conditions of Section 1.5(a) of the Second Amendment are satisfied.

“Term Loan B Standstill Period” has the meaning specified in Section 8.01(b).

(d)                                 By amending and restating the definition of “2015 Closing Date” in Section 1.01 as follows:

““2015 Closing Date” means the first date on which all the conditions precedent set forth in Section 4.02(b) shall be satisfied

2

or waived in accordance with the terms of this Agreement and a Certain Funds Credit Extension is made under this Agreement.”

(e)                                  By amending and restating clause (b) of the definition of “Applicable Rate” in Section 1.01 as follows:

“(b)                           with respect to Tranche A Term Loans, (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the 2015 Closing Date pursuant to Section 6.01, (A) for Eurodollar Rate Loans, 2.00%, (B) for Base Rate Loans, 1.00% and (ii) thereafter, the following percentages per annum, based upon the Consolidated Total Net Debt Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Consolidated Total Net Debt Ratio	Eurodollar Rate and Letter of Credit Fees	Base Rate
1	< 1.75:1.00	1.50%	0.50%
2	> 1.75:1.00	1.75%	0.75%
3	> 2.00:1.00	2.00%	1.00%
4	> 3.00:1.00	2.25%	1.25%

(f)                                   By (I) inserting the following words “or the Consolidated Total Net Debt Ratio, as applicable,” immediately following the words “Consolidated Secured Debt Ratio” appearing in the second paragraph of the definition of “Applicable Rate” in Section 1.01 and (II) replacing the word “a” appearing immediately following the words “immediately following the date” in the second paragraph of the definition of “Applicable Rate” in Section 1.01 by the following words “the applicable.”

(g)                                  By amending and restating the definition of “Base Rate” in Section 1.01 as follows:

““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%; provided that for purposes of this clause (c), the Base Rate (I) with respect to Initial Term Loans will be deemed not to be less than 1.75% and (II) shall otherwise not be less than 0%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in

3

such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.”

(h)                                 By amending and restating the definition of “Compliance Certificate” in Section 1.01 as follows:

““Compliance Certificate” means (I) with respect to the Revolving Credit Facility prior to the 2015 Revolving Credit Facility Effective Date (if any), a certificate substantially in the form of Exhibit D-1 hereto and (II) with respect to the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility, a certificate substantially in the form of Exhibit D-2.”

(i)                                     By (I) inserting the following words “, financial covenant (solely with respect to the Other Revolving Credit Commitments established on the 2015 Revolving Credit Facility Effective Date (if any))” immediately following the word “premiums” appearing in clause (iii) of the definition of “Credit Agreement Refinancing Indebtedness” in Section 1.01 and (II) inserting the following words “(or such shorter period as the Administrative Agent may reasonably agree)” immediately following the words “5 Business Days” appearing in clause (iii) of the definition of “Credit Agreement Refinancing Indebtedness” in Section 1.01.

(j)                                    By amending and restating the third proviso in the definition of “Eurodollar Rate” in Section 1.01 as follows:

“provided further that the Eurodollar Rate with respect to Initial Term Loans and Tranche A Term Loans that bear interest at a rate based on clause (a) of this definition will be deemed not to be less than (I) 0.75% per annum with respect to Initial Term Loans and (II) 0% with respect to the Tranche A Term Loans”

(k)                                 By amending and restating the definition of “Maturity Date” in Section 1.01 as follows:

““Maturity Date” means (i) with respect to the Initial Term Loans and the Tranche A Term Loans, October 11, 2020 and (ii) with respect to the Revolving Credit Facility, October 11, 2018; provided that if either such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.”

(l)                                     By amending and restating clause (a) of Section 1.08 as follows:

“(a)                           Notwithstanding anything to the contrary herein, financial ratios and tests, including the Consolidated Secured Debt Ratio, the Consolidated Total Net Debt Ratio and the Fixed Charge Coverage Ratio, shall be calculated in the manner prescribed by

4

this Section 1.08; provided, that notwithstanding anything to the contrary in clauses (b), (c), (d) or (e) of this Section 1.08, when calculating the Consolidated Secured Debt Ratio or the Consolidated Total Net Debt Ratio for purposes of (i) the definition of “Applicable Rate,” (ii) Section 7.09 (other than for the purpose of determining pro forma compliance with Section 7.09) and (iii) Section 7.11 (other than for the purpose of determining pro forma compliance with Section 7.11), the events described in this Section 1.08 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.”

(m)                             By deleting the following words “on the 2015 Closing Date” appearing in Section 2.01(a) and replacing them with the following words “up to two times during the Certain Funds Period.”

(n)                                 By deleting in its entirety clause (iv) of Section 2.05(a).

(o)                                 By amending and restating clause (a) of Section 2.07 as follows:

“(a)                           Term Loans.  The Borrower shall repay to the Administrative Agent (I) for the ratable account of the Initial Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter after Closing Date, an aggregate amount equal to 0.25% of the aggregate principal amount of all Initial Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date and (II) for the ratable account of the Tranche A Term Lenders (i) on each date set forth below, an aggregate amount equal to percentage of the aggregate principal amount of all Tranche A Term Loans outstanding on the date when the last Tranche A Term Borrowing is made (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) set forth next to such date below and (ii) on the Maturity Date for the Tranche A Term Loans, the aggregate principal amount of all Tranche A Term Loans outstanding on such date (it being understood that no such payment shall be required prior to the last Business Day of the full fiscal quarter ending after the date when the last Tranche A Term Borrowing is made):

5

Date	Amount
June 30, 2016	0.625%
September 30, 2016	0.625%
December 31, 2016	0.625%
March 31, 2017	0.625%
June 30, 2017	0.625%
September 30, 2017	0.625%
December 31, 2017	0.625%
March 31, 2018	0.625%
June 30, 2018	0.625%
September 30, 2018	0.625%
December 31, 2018	0.625%
March 31, 2019	0.625%
June 30, 2019	1.250%
September 30, 2019	1.250%
December 31, 2019	1.250%
March 31, 2020	1.250%
June 30, 2020	3.125%
September 30, 2020	3.125%

(p)                                 By (I) inserting the following words “or Revolving Credit Commitments” immediately following the words “Tranche B-2 Term Commitments” appearing in clause (iv) of Section 2.06(a) and (II) inserting the following words “or the Revolving Credit Facility” immediately following the words “Tranche B-2 Term Facility” appearing in clause (iv) of Section 2.06(a).

(q)                                 By amending and restating clause (a) of Section 2.14 of the Credit Agreement as follows:

“(a)                           The Borrower at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (a) one or more additional tranches of term loans (the “Incremental Term Loans”) or (b) one or more increases in the amount of the Revolving Credit Commitments of any Facility or the addition of a new tranche of the Revolving Credit Facility (each such increase or new Revolving Credit Facility, a “Revolving Commitment Increase”), provided that upon the effectiveness of any Incremental Amendment referred to below, no Event of Default shall exist and at the time that any such Incremental Term Loan (other than any Incremental Term Loan under the Tranche A Term Facility to be made during the Certain Funds Period) is made (and after giving effect thereto) no Event of Default shall exist (except in connection with a Permitted Acquisition or Investment in which case no Event of Default pursuant to Section 8.01(a) or (f) shall exist).  Each tranche of Incremental Term Loans and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $50,000,000 (provided that such amount may be less than $50,000,000 if such amount represents all remaining availability

6

under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and the Revolving Commitment Increases (other than, for the avoidance of doubt, those established in respect of Extended Term Loans or Extended Revolving Credit Commitments pursuant to Section 2.16) shall not exceed, at the time the respective Incremental Amendment becomes effective (and after giving pro forma effect to the Incurrence of Indebtedness in connection therewith), the Maximum Incremental Facilities Amount.  Any Revolving Commitment Increase shall be on the same terms and pursuant to the same documentation applicable to the Revolving Credit Facility (including the maturity date in respect thereof) (provided the applicable margin applicable thereto may be increased if necessary to be consistent with that for the Revolving Commitment Increase).  The Incremental Term Loans (a) shall rank pari passu or junior in right of payment and of security with the Revolving Credit Loans and the Term Loans, which, for the avoidance of doubt, may be unsecured, (b) except in the case of the Tranche A Term Facility, shall not mature earlier than the latest Maturity Date with respect to the Term Loans, (c) except in the case of the Tranche A Term Facility, shall not have a shorter Weighted Average Life to Maturity than the then longest remaining Weighted Average Life to Maturity of the Term Loans, (d) except as set forth above and, in the case of the Tranche A Term Facility, except as set forth below, shall be treated substantially the same as the Initial Term Loans (in each case, including with respect to mandatory and voluntary prepayments) and (e) the Applicable Rate for the Incremental Term Loans shall be determined by the Borrower and the applicable new Lenders; provided, however, that (i) until April 11, 2015, the interest rate margins for the Incremental Term Loans shall not be greater than the interest rate margins that may be payable with respect to Term Loans plus 50 basis points (and the interest rate margins applicable to any class of the Term Loans shall be increased to the extent necessary to achieve the foregoing) and (ii) solely for purposes of the foregoing clause (i), (x) the interest rate margins applicable to any Term Loans or Incremental Term Loans shall be deemed to include all upfront or similar fees or original issue discount payable generally to Lenders providing such Term Loans or such Incremental Term Loans based on an assumed four-year life to maturity), (y) customary arrangement or commitment fees payable to the Arrangers (or their respective affiliates) in connection with the Term Loans or to one or more arrangers (or their affiliates) of the Incremental Term Loans shall be excluded; and (z) if the LIBOR or Base Rate “floor” for the Incremental Term Loans is greater than the LIBOR or Base Rate “floor,” respectively, for the

7

existing Term Loans, the difference between such floor for the Incremental Term Loans and the existing Term Loans shall be equated to an increase in the Applicable Rate, provided that (i) the Incremental Term Loans shall be on terms and pursuant to documentation to be determined by the Borrower, provided that, to the extent such terms and documentation are not consistent with, the Initial Term Facility (except to the extent permitted by clauses (b), (c) and (e) above and, in the case of the Tranche A Term Facility, except as permitted by clause (iii) below), they shall be reasonably satisfactory to the Administrative Agent (it being understood to the extent that any financial maintenance covenant is added for the benefit of any Incremental Facility, no consent shall be required from the Administrative Agent or any Lender to the extent that such financial maintenance covenant is also added for the benefit of any existing Facility), (ii) subject to clauses (b) and (c) above, the maturity date and the amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower and the lenders thereof and (iii) the Incremental Amendment with respect to the Tranche A Term Facility may, without the consent of the Lenders (other than any Lender or Additional Lender agreeing to have a Commitment in respect of the Tranche A Term Facility), add a financial covenant solely for the benefit of the Lenders under the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Lenders (and not, for the avoidance of doubt, any other Lenders) and make other corresponding changes to the Loan Documents, including provide that (x) only Lenders holding at least a majority of the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility (voting as one Facility) (and not, for the avoidance of doubt, any other Lenders) shall have the ability to (and be required in order to) amend or waive a breach of such financial covenant, and (y) a breach of such financial covenant shall not constitute an Event of Default with respect to other Facilities or trigger a cross-default under other Facilities until the date on which Tranche A Term Loans and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Loans have been accelerated and/or the Tranche A Term Commitments (if any) and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Commitments have been terminated, in each case, by the Tranche A Term Lenders and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Lenders (voting as one Facility).  Each notice from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving

8

Commitment Increases.  Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing Lender (it being understood that no existing Lender has an obligation to make an Incremental Term Loan or provide a Revolving Commitment Increase, as applicable) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”), provided that the Administrative Agent, each Swing Line Lender and each L/C Issuer shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Revolving Commitment Increases if such consent would be required under Section 10.06(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender.  Commitments in respect of Incremental Term Loans and Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent.  The Incremental Amendment may, without the consent of any Loan Party other than the Borrower, the Agents or the Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14.  The effectiveness of any Incremental Amendment shall be subject to such conditions as the parties thereto shall agree.  The Borrower will use the proceeds of the Incremental Term Loans and Revolving Commitment Increases for any purpose not prohibited by this Agreement.  No Lender shall be obligated to provide any Incremental Term Loans or Revolving Commitment Increases, unless it so agrees.  Upon each increase in the Revolving Credit Commitments pursuant to this Section 2.14, (a) if the increase relates to the Revolving Credit Facility, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”), and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed (in the case of an increase to the Revolving Credit Facility only), a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing

9

Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans under the applicable Facility outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans under the applicable Facility made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any reasonable and documented out-of-pocket costs incurred by any Lender in accordance with Section 3.05.  The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.”

(r)                                    By amending and restating clause (b) of Section 2.15 as follows:

“The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date of such effectiveness of each of the conditions set forth in Section 4.02(a) (which, for the avoid-ance of doubt, shall not require compliance with (x) Section 7.09 or Section 7.11 for any incurrence of Other Term Loans and (y) 4.02(a)(iii) if no Credit Extension is requested on such date) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents.  For the avoidance of doubt, for the purposes of this Section 2.15(b), references to “Credit Extension” in clauses (i) and (ii) of Section 4.02(a) shall be deemed to refer to the effectiveness of a Refinancing Amendment.”

(s)                                   By inserting the following words “financial covenant (solely with respect to the Extended Revolving Credit Commitments established on the 2015 Revolving Credit

10

Facility Effective Date (if any)),” immediately following the words “final maturity,” appearing in clause (iv) of Section 2.16(b).

(t)                                    By inserting the following words “financial covenant (solely with respect to the New Revolving Credit Commitments established on the 2015 Revolving Credit Facility Effective Date (if any)),” immediately following the words “final maturity,” appearing in clause (i) of Section 2.16(f).

(u)                                 By adding the following Section 7.11 immediately after Section 7.10:

“Section 7.11                       Tranche A Financial Covenant.

Except as otherwise agreed by the Loan Parties and the Required Class Lenders under the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility (it being understood that such Required Class Lenders shall consent together as one Facility), commencing with the Test Period ending on the last day of the first full fiscal quarter after the 2015 Closing Date, the Borrower shall not permit the Consolidated Total Net Debt Ratio as of the last day of any Test Period ending (I) on or prior to the last day of the sixth full fiscal quarter after the 2015 Closing Date to be greater than 4.00 to 1.00 and (II) thereafter, to be greater than 3.50 to 1.00; provided that if the Collateral Suspension occurs prior to the date falling 18 months after the 2015 Closing Date, the Borrower shall not permit the Consolidated Total Net Debt Ratio as of the later of (x) the last day of any Test Period ending on the last day of the fourth full fiscal quarter after the 2015 Closing Date and (y) the last day of any Test Period in which the Collateral Suspension occurs to be greater than 3.50 to 1.00.”

(v)                                 By amending and restating clause (b) of Section 8.01 as follows:

“(b)                           Specific Covenants.  The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; provided that (I) a Default as a result of a breach of Section 7.09 (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Term Loans, Incremental Term Loans or Extended Term Loans unless and until the Revolving Credit Lenders have declared all amounts outstanding under the Revolving Credit Facility to be immediately due and payable and all outstanding Revolving Credit Commitments to be immediately terminated, in each case in accordance with this Agreement (the “Term Loan Standstill Period”) and (II) a Default as a result of a breach of Section 7.11 (a “Consolidated Total Net Debt Financial Covenant Event of

11

Default”) shall not constitute an Event of Default with respect to any Facility other than the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility unless and until the Tranche A Term Lenders and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Lenders (such Required Class Lenders shall consent together as one Facility) have declared all amounts outstanding under the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility to be immediately due and payable and all outstanding Tranche A Term Commitments and, upon the 2015 Revolving Credit Facility Effective Date (if any), all outstanding Revolving Credit Commitments to be immediately terminated, in each case in accordance with this Agreement (the “Term Loan B Standstill Period”); or”

(w)                               By amending and restating the first paragraph of Section 8.02 as follows:

“If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions (or, (I) to the extent such Event of Default solely comprises a Financial Covenant Event of Default, prior to the expiration of the Term Loan Standstill Period, at the request of the Required Lenders under the Revolving Credit Facility only, and in such case only with respect to the Revolving Credit Commitments, Swing Line Loans, and any Letters of Credit, (II) to the extent such Event of Default solely comprises a Certain Funds Covenant Event of Default, at the request of the Required Class Lenders under the Tranche A Term Facility only, and in such case only with respect to the Tranche A Term Facility and (III) to the extent such Event of Default solely comprises a Consolidated Total Net Debt Financial Covenant Event of Default, prior to the expiration of the Term Loan B Standstill Period, at the request of the Required Class Lenders under the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility (such Required Class Lenders shall consent together as one Facility) only, and in such case only with respect to the Tranche A Term Facility and, upon the 2015 Revolving Credit Facility Effective Date (if any), the Revolving Credit Facility):”

(x)                                 By (I) replacing each reference to “Exhibit D” appearing in the Credit Agreement by reference to “Exhibit D-1” and (II) adding a new “Exhibit D-2” in the form attached to this Amendment.

The Borrower, the Tranche A Term Lenders and the Administrative Agent may, without the consent of any other Loan Party, Agent or Lender, incorporate such additional

12

changes to the terms of the Tranche A Term Facility after the Second Amendment Effective Date as are contemplated by the provisions of the Fee Letter dated as of the First Amendment Effective Date, among the Borrower and the Tranche A Arrangers.

Section 1.3  Collateral Release.  Effective as of the Collateral Release Effective Date (as defined below) the Credit Agreement is hereby amended as follows (collectively, the “Collateral Release Amendments”):

(a)                                 By adding the following paragraph at the end of Section 9.09:

“Each of the Tranche A Term Lenders, each of the Revolving Credit Lenders and each of the Lenders with respect to any facility under Section 2.14, 2.15 or 2.16 effected after the Second Amendment Effective Date hereby irrevocably authorize and direct the Collateral Agent to release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (the “Collateral Suspension”) if and for so long as (I) all Commitments in respect of the Initial Term Facility shall have been terminated and all Obligations in respect of the Initial Term Facility shall have been paid in full, (II) the Borrower shall have an Investment Grade Rating from either Moody’s or S&P or a corporate credit rating or corporate family rating of the Borrower is not available as a result of Indebtedness of the Borrower receiving an Investment Grade Rating, and (III) the Borrower and its Restricted Subsidiaries shall not have outstanding any Indebtedness for borrowed money secured by a Lien, other than any Lien permitted under Section 7.01 (other than any such Lien permitted under clauses (6) (but solely with respect to Indebtedness incurred under Section 7.02(b)(11)), (27) (other than any such Lien being released under this paragraph) and (28) of Section 7.01) (the condition under this clause (III), the “Limited Collateral Release Condition”); provided that, if on any date following the Collateral Suspension the Limited Collateral Release Condition is no longer satisfied, the Loan Parties shall take all actions, execute all documents, deliver any documents and make any filings, in each case as reasonably requested by the Collateral Agent, to cause any Liens released under this paragraph to be reinstated to secure the Obligations under the Credit Agreement as of such date on substantially identical terms with the security provided immediately prior to the Collateral Suspension.”

Section 1.4  Representations and Warranties, No Default.  In order to induce the respective Lenders, the Administrative Agent and the Collateral Agent to enter into this Amendment, each Loan Party represents and warrants to each Lender party hereto, the Administrative Agent and the Collateral Agent that on and as of the Second Amendment Effective Date, after giving effect to the Tranche A Term Facility Amendments:

13

(a)                                 all representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as if made on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date;

(b)                                 no Default or Event of Default exists; and

(c)                                  the execution, delivery and performance of this Amendment by each Loan Party have been duly authorized by all necessary corporate or other action on the part of such Loan Party, has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability hereof may be limited by Debtor Relief Laws and by general principles of equity.

Section 1.5  Effectiveness.

(a)                                 The Tranche A Term Facility Amendments shall become effective on the date on which each of the following conditions is satisfied or waived (the “Second Amendment Effective Date”):

i.                                          the Administrative Agent shall have received a counterpart of this Amendment executed by (I) each of the Loan Parties, (II) the Required Lenders (including, for the avoidance of doubt, each of the Tranche B-2 Arrangers and their respective Affiliates in their respective capacities as Lenders, including as Tranche B-2 Term Lenders (if and as applicable) (it being understood that the approval of the Tranche B-2 Arrangers and their respective Affiliates for purposes of this clause (II) shall be deemed not to be provided until the approval of the this Amendment set forth in clause (III) below occurs), (III) Lenders, other than the Tranche B-2 Arrangers and any of their respective Affiliates, having more than 50% of the sum of the (x) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender) other than such Total Outstandings, if any, in respect of the Tranche B-2 Term Facility, (y) aggregate unused Term Commitments other than Tranche B-2 Term Commitments and (z) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination under this clause (III), and (IV) each Tranche B-2 Term Lender;

ii.                                       the Administrative Agent shall have received such closing certificates and other certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

14

iii.                                    the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed;

iv.                                   the Administrative Agent shall have received an executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent, each Tranche A Term Lender and each other Lender party to this Amendment, dated the Second Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent; and

v.                                      the Borrower shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to 0.10% of the aggregate outstanding principal amount of Loans and/or Commitments of the Applicable Lenders.  “Applicable Lender” shall mean each Lender (other than a Tranche B-2 Term Lender) that has delivered an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on November 10, 2015 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent.

(b)                                 The Collateral Release Amendments shall become effective on the date on which each of the following conditions is satisfied or waived (the “Collateral Release Effective Date”)

i.                                          the Second Amendment Effective Date shall have occurred;

ii.                                       the Administrative Agent shall have received a counterpart of this Amendment executed by (I) each of the Loan Parties, (II) each Tranche A Term Lender, (III) each Revolving Credit Lender and (IV) each Lender with respect to any facility under Section 2.14, 2.15 or 2.16 effected after the Second Amendment Effective Date; and

iii.                                    all Commitments in respect of the Initial Term Facility shall have been terminated and all Obligations in respect of the Initial Term Facility shall have been paid in full.

The delivery of a counterpart of this Amendment executed by the Administrative Agent and each Lender party to this Amendment shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender party to this Amendment that each of the conditions precedent set forth in Section 1.5(a) or (b), as applicable, shall have been satisfied in accordance with its terms or shall have been irrevocably waived by such Person.

The Administrative Agent shall notify the Borrower and the Lenders in writing of each of the Second Amendment Effective Date and the Collateral Release Effective Date, as applicable, promptly upon the respective conditions precedent in this Section 1.5 being satisfied (or waived in accordance with this Section 1.5), and such notice shall be conclusive and binding.

15

Section 1.6  Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent and the Collateral Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP and McCann FitzGerald, counsels for the Administrative Agent) in accordance with Section 10.04 of the Credit Agreement.

Section 1.7  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 1.8  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 1.9  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 1.10  No FATCA Grandfathering.  For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date (as defined in the First Amendment), the Borrower and the Administrative Agent have treated, and shall continue to treat (and the Lenders hereby authorize the Administrative Agent to treat), the Loans (including the Initial Term Loans, the Tranche B-2 Term Loans, any Revolving Credit Loans and any Swing Line Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 1.11  Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (including, as amended by the First Amendment) or any other Loan Document (including the First Amendment) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Collateral Documents.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the First Amendment

16

Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.  Additionally, the Lenders party hereto (such Lenders constituting Required Lenders) hereby consent to the terms of to the Credit Agreement (as amended by the First Amendment and hereby).  The consent of each Tranche A Term Lender, each Revolving Credit Lender and each Lender with respect to any facility under Section 2.14, 2.15 or 2.16 effected after the Second Amendment Effective Date to the Collateral Release Amendments shall be binding upon each of its successors and assigns.

Section 1.12  Guarantor Acknowledgment.  Each Guarantor acknowledges and consents to each of the foregoing provisions of this Amendment and the incurrence of the Tranche A Term Loans.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the Tranche A Term Loans shall be fully guaranteed and secured pursuant to the Credit Agreement (including as amended by this Amendment) and the Collateral Documents in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Sections 1.2 and 1.3 hereof.

[Remainder of Page Intentionally Left Blank]

17

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACTIVISION BLIZZARD, INC.

By:	/s/ Dennis M. Durkin
	Name:	Dennis M. Durkin
	Title:	Chief Financial Officer

ACTIVISION ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Dennis M. Durkin
	Name:	Dennis M. Durkin
	Title:	Chief Financial Officer

ACTIVISION PUBLISHING, INC.

By:	/s/ Dennis M. Durkin
	Name:	Dennis M. Durkin
	Title:	Chief Financial Officer

BLIZZARD ENTERTAINMENT, INC.

By:	/s/ Michael S. Morhaime
	Name:	Michael S. Morhaime
	Title:	Chief Executive Officer and President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Tiffany Shin
	Name:	Tiffany Shin
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

1st Constitution Bank, as Lender

By:	/s/ John T. Andreacio
	Name:	John T. Andreacio
	Title:	Executive Vice President
Chief Credit Officer

[Signature Page to Second Amendment]

5180 CLO LP, as Lender

BY: Guggenheim Partners Investment Management, LLC As Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust, as Lender

By: Blackrock Financial Management Inc.,
Its Investment Manager

By:	/s/ Dale Fieffe
	Name:	Dale Fieffe
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Academy Bank, N.A., as Lender

By:	/s/ Jeff Willard
	Name:	Jeff Willard
	Title:	Vice President

[Signature Page to Second Amendment]

Affiliated Independent Distributors, Inc., as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

AIB Debt Management Limited as Lender

By:	/s/ Fern Lindsay
	Name:	Fern Lindsay
	Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

[Signature Page to Second Amendment]

AIMCO CLO, Series 2014-A, as Lender

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Allegheny Technologies Incorporated Master Pension Trust, as Lender

BY: Western Asset Management Company
as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Allstate Insurance Company, as Lender

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

ALM V, Ltd., as Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Second Amendment]

ALM XVI, LTD., as Lender

by Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Second Amendment]

ALPHAFIXE FLOATING RATE BANK LOAN FUND, as Lender

By:	/s/ Diane Favreau
	Name:	Diane Favreau
	Title:	Managing Director

[Signature Page to Second Amendment]

AMBITION TRUST 2009
AMBITION TRUST 2011,
each as Lender
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BABSON CLO LTD. 2013-I
BABSON CLO LTD. 2013-II,
each as Lender
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
each as Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

[Signature Page to Second Amendment]

American Honda Master Retirement Trust, as Lender

By: Wellington Management Company, LLP,
as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

AMMC CLO 15, LIMITED, as Lender

BY: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

AMMC CLO 16, LIMITED, as Lender

By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

AMMC CLO IX, LIMITED, as Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

AMMC CLO XI, LIMITED, as Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

AMMC CLO XII, LIMITED, as Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

AMMC CLO XIV, LIMITED, as Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

AMMC CLO XIII, LIMITED, as Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Second Amendment]

ANTARES ASSETCO LP

By: Antares Assetco GP LLC, its general partner

By:	/s/ [Signature Illegible]
Name:
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

ARCHES FUNDING ULC, as Lender

By:	/s/ Shehzeen Ahmed
	Name:	Shehzeen Ahmed
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

ARES IIIR/IVR CLO LTD., as Lender

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Ares Loan Trust 2011, as Lender

BY: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

ARES XI CLO LTD., as Lender

BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

ARES XXI CLO LTD., as Lender

BY: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER
BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Ascension Alpha Fund, LLC, as Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate
General Counsel

[Signature Page to Second Amendment]

Ascension Health Master Pension Trust, as Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate
General Counsel

[Signature Page to Second Amendment]

AZB Funding 2, as Lender

By:	/s/ Hiroshi Matsumoto
	Name:	Hiroshi Matsumoto
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

AZB Funding 3, as Lender

By:	/s/ Hiroshi Matsumoto
	Name:	Hiroshi Matsumoto
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Charmaine Lobo
	Name:	Charmaine Lobo
	Title:	Vice President

[Signature Page to Second Amendment]

Bank of Taiwan, Los Angeles Branch, as Lender

By:	/s/ Shu Chen Chang
	Name:	Shu Chen Chang
	Title:	Vice President and General Manager

[Signature Page to Second Amendment]

The Bank of Tokyo-Mitsubishi UFJ, LTD., as Lender

By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

[Signature Page to Second Amendment]

BASF UK Group Pension Scheme, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

BAWAG P.S.K. Bank für Arbeit und Wirtschaft
und
Österreichische Postsparkasse Aktiengesellschaft 1018 Wien, Georg-Coch-Platz 2, as Lender

By:	/s/ Hans Twietmeyer
	Name:	Hans Twietmeyer
	Title:	Authorized Signatory

By:	/s/ Stephan Schafler
	Name:	Stephan Schafler
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Birchwood Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

BlueCross BlueShield of Tennessee, Inc., as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

BlueMountain CLO 2011-1 Ltd, as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2012-1 Ltd, as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2012-2 Ltd, as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

Bluemountain CLO 2013-2 LTD., as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

Bluemountain CLO 2013-1 LTD., as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

Bluemountain CLO 2013-3 Ltd., as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

Bluemountain CLO 2013-4 Ltd., as Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2014-1 Ltd., as Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2014-2 Ltd, as Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2014-3 Ltd., as Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2014-4 Ltd, as Lender

BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2015-1 Ltd, as Lender

BlueMountain Capital Management, its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BlueMountain CLO 2015-3 Ltd, as Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Signature Page to Second Amendment]

BNPP IP CLO 2014-1, Ltd., as Lender

By:	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

BOKF, N.A. dba Bank of Oklahoma,
as Lender

By:	/s/ Michael J. Arnold
	Name:	Michael J. Arnold
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Bombardier Trust (Canada)Long Term Fixed Income Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Bowman Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Bridgehampton National Bank,
as Lender

By:	/s/ Hayley Orientale
	Name:	Hayley Orientale
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

BRIDGER COAL COMPANY, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

BRYCE FUNDING, as Lender

By:	/s/ Shehzeen Ahmed
	Name:	Shehzeen Ahmed
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

California First National Bank,
as Lender

By:	/s/ D.N. Lee
	Name:	D.N. Lee
	Title:	S.V.P.

[Signature Page to Second Amendment]

California State Teachers’ Retirement System, as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

CANARAS SUMMIT CLO LTD., as Lender

By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Benjamin Steger
	Name:	Benjamin Steger
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Canyon Capital CLO 2006-1, Ltd.,
as Lender

BY: Canyon Capital Advisors LLC, its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-1, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-2, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-3, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-4, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-1, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-2, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-3, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-4, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2014-1, Ltd.,
as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Carlyle High Yield Partners X, Ltd, as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Second Amendment]

Catamaran CLO 2013-1 Ltd., as Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Catamaran CLO 2014-1 Ltd., as Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Cent CDO 12 Limited, as Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CDO 14 Limited, as Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CDO 15 Limited, as Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 16 L.P., as Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 17 Limited, as Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 18 Limited, as Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 19 Limited, as Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 20 Limited, as Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 21 Limited, as Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 22 Limited, as Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 23 Limited, as Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Cent CLO 24 Limited, as Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Centrica Combined Common Investment Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

CFG Pension Plan, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

CIFC Funding 2007-III, Ltd., as Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

CIFC Funding 2007-I, Ltd., as Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

CIT Bank, National Association,
as Lender

By:	/s/ Terence Sullivan
	Name:	Terence Sullivan
	Title:	Managing Director

[Signature Page to Second Amendment]

Citi Loan Funding CGMS CLO 2015-4 LLC,, as Lender

By: Citibank, N.A.,

By:	/s/ Mitesh Bhakta
	Name:	Mitesh Bhakta
	Title:	Associate Director

[Signature Page to Second Amendment]

Citi Loan Funding OFS8 LLC, as Lender

By: Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

[Signature Page to Second Amendment]

Citibank, N.A., as Lender

By:	/s/ Joelle Gavlick
	Name:	Joelle Gavlick
	Title:	Attorney-In-Fact

[Signature Page to Second Amendment]

City of New York Group Trust,
as Lender

BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

COA Summit CLO Ltd, as Lender

BY: 3i Debt Management US, LLC, as its Collateral Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

CRÉDIT INDUSTRIEL ET COMMERCIAL,
as Lender

By:	/s/ Marcus Edward
	Name:	Marcus Edward
	Title:	Managing Director

By:	/s/ Garry Weiss
	Name:	Garry Weiss
	Title:	Managing Director

[Signature Page to Second Amendment]

1199SEIU Health Care Employees Pension Fund
By: Crescent Capital Group LP, its advisor, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

Allied World Assurance Company Ltd
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND III, LTD.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND IV, LTD.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND V, LTD.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ATLAS SENIOR LOAN FUND VI, LTD.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

AUCARA HEIGHTS INC.
By: Crescent Capital Group LP, its sub-adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

Crescent Capital High Income Fund L.P.
Business Name: Crescent Capital LP High Income Fund
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

Crescent Capital High Income Fund B, L.P.
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

National Electrical Benefit Fund
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

State--Boston Retirement System
By: Crescent Capital Group LP, its adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

Crescent Senior Secured Floating Rate Loan Fund LLC
By: Crescent Capital Group LP, its advisor, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

Trustmark Insurance Company
By: Crescent Capital Group LP, its advisor, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser, as Lender

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

[Signature Page to Second Amendment]

Crown Point CLO Ltd., as Lender

By:	/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

[Signature Page to Second Amendment]

Cumberland Park CLO Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Commonwealth Superannuation Corporation as trustee for ARIA Investments Trust, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Delaware Group Foundation Funds - Delaware Conservative Allocation Fund, as Lender

By:	/s/ Frank Strenger Jr.
	Name:	Frank Strenger Jr.
	Title:	Vice President

[Signature Page to Second Amendment]

Delaware Group Foundation Funds - Delaware Foundation Growth Allocation Fund, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

Delaware Group Foundation Funds - Delaware Moderate Allocation Fund, as Lender

By:	/s/ Adam Brown
	Name:	Frank Strenger Jr.
	Title:	Vice President

[Signature Page to Second Amendment]

Delaware Group Government Funds - Delaware Core Plus Fund, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

DENALI CAPITAL CLO VII, LTD., as Lender

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO VII, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

[Signature Page to Second Amendment]

DENALI CAPITAL CLO X, LTD., as Lender

BY: DC Funding Partners LLC, portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

[Signature Page to Second Amendment]

Dorchester Park CLO Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

DoubleLine Capital LP on behalf of: DoubleLine Low Duration Bond Fund, as Lender

By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

E. Sun Commercial Bank, LTD, Los Angeles Branch, as Lender

By:	/s/ Edward Chen
	Name:	Edward Chen
	Title:	SVP and General Manager

[Signature Page to Second Amendment]

Eaton Vance CDO X PLC, as Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to Second Amendment]

Eaton Vance Short Duration Diversified Income Fund, as Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to Second Amendment]

Emerson Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Employees’ Retirement System of the State of Rhode Island, as Lender

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

EquiTrust Life Insurance Company,
as Lender

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

Erste Bank Group AG, as Lender

By:	/s/ Robert J. Wagman
	Name:	Robert J. Wagman
	Title:	Managing Director

By:	/s/ Brandon Meyerson
	Name:	Brandon Meyerson
	Title:	Managing Director

[Signature Page to Second Amendment]

Illinois Tool Works, Inc. Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Marks and Spencer Pension Scheme, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Kapitalforeningen Industriens Pension Portfolio, Investment Grade Obligationer I, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Exelon Corporation Pension Master Retirement Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Rio Tinto America master Retirement Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The Barclays Bank UK Retirement Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Funds: Global Investors Series plc: Low Duration Global Investment Grade Credit Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The BMW (UK) Operations Pension Scheme, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO US Credit Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

CenturyLink, Inc. Defined Benefit Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The Regence Group Retirement Plan Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Bayer Corporation Defined Benefit Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The Credit Suisse Group (UK) Pension Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Nestlé in the USA Pension Trust,
as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Greyhound Lines, Inc. - Amalgamated Transit Union National Local 1700 Retirement & Disability Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Rush University Medical Center Master Retirement Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Regence Blueshield, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

J.C. Penney Corporation, Inc. Pension Plan Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

USG Corporation Retirement Plan Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

DTE Energy Company Affiliates Employee Benefit Plans Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

A Series Trust of Multi Manager Global Investment Trust - PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

BBC Pension Trust Limited, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Xerox Corporation Retirement and Savings Plan, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Cayman Global Credit Alpha Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The Campbell Pension Plans Master Retirement Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

John Hancock Pension Plan, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Funds: PIMCO Investment Grade Corporate Bond Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

FirstEnergy System Master Retirement Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Funds Global Investors Series plc: Global Investment Grade Credit Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Regence Blueshield of Idaho, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

First American Title Insurance Company, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Curian/PIMCO Income Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Ace Bermuda Insurance Ltd., as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Regence Bluecross Blueshield of Utah, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Federated Bank Loan Core Fund, as Lender

By:	/s/ Steven Wagner
	Name:	Steven Wagner
	Title:	VP-Sr Analyst/Portfolio Manager

[Signature Page to Second Amendment]

Federated Floating Rate Strategic Income Fund, as Lender

By:	/s/ Steven Wagner
	Name:	Steven Wagner
	Title:	VP-Sr Analyst/Portfolio Manager

[Signature Page to Second Amendment]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as Lender

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

[Signature Page to Second Amendment]

Fifth Third Bank, as Lender

By:	/s/ Laird Boulden
	Name:	Laird Boulden
	Title:	Officer

[Signature Page to Second Amendment]

FIGUEROA CLO 2013-2, LTD, as Lender

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

[Signature Page to Second Amendment]

Finn Square CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

First Investors Floating Rate Fund as Lender

By:	/s/ Mark S. Spencer
	Name:	Mark S. Spencer
	Title:	Assistant Treasurer

[Signature Page to Second Amendment]

First Western Capital Management High Income Senior Loans Limited Partnership, as Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

[Signature Page to Second Amendment]

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Second Amendment]

Fraser Sullivan CLO VII Ltd., as Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Gamstar (US) Pte Ltd, as Lender

By:	/s/ Jessica Lua Hwee Huang
	Name:	Jessica Lua Hwee Huang
	Title:	Senior Vice President

By:	/s/ Anny Tsang
	Name:	Anny Tsang
	Title:	Vice President

[Signature Page to Second Amendment]

Garrison Funding 2015-1 Ltd., as Lender

By: Garrison Funding 2015-1 Manager LLC as Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

[Signature Page to Second Amendment]

Gerdau Ameristeel US Inc., as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Global Credit Return Fund N.V., in relation to the Series 2009-01 Notes, as Lender

By:	/s/ Dennis Tian
	Name:	Dennis Tian
	Title:	Portfolio Manager

By:	/s/ Javier Peres Diaz
	Name:	Javier Peres Diaz
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

Global Investment Grade Bond Programme, as Lender

By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Global Opportunities Portfolio, as Lender

BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as Lender

By:	/s/ Ford Young
	Name:	Ford Young
	Title:	Director

By:	/s/ Chris Mangan
	Name:	Chris Mangan
	Title:	Managing Director

[Signature Page to Second Amendment]

Gramercy Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Guggenheim Life and Annuity Company, as Lender

BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

GUIDESTONE FUNDS - LOW DURATION BOND FUND, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Hallmark Specialty Insurance Company as Lender

By:	/s/ Chris Kenney
	Name:	Chris Kenney
	Title:	SVP

[Signature Page to Second Amendment]

Hamlet II, Ltd., as Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

The Hartford Short Duration Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Hempstead CLO LP, as Lender

BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

Highbridge Loan Management 4-2014, Ltd., as Lender

By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Highbridge Loan Management 5-2015, Ltd., as Lender

By: Highbridge Principal Strategies, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Horace Mann Life Insurance Company, as Lender

BY: Horace Mann Life Insurance Company
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

HORIZONS ACTIVE FLOATING RATE SENIOR LOAN ETF, as Lender

Diane Favreau
Managing Director, AlphaCredit

By:	/s/ Diane Favreau
	Name:	Diane Favreau
	Title:	Managing Director

[Signature Page to Second Amendment]

Houston Casualty Company, as Lender

BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Dale Fieffe
	Name:	Dale Fieffe
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

HSBC Bank USA, N.A., as Lender

By:	/s/ Rob Devir
	Name:	Rob Devir
	Title:	Managing Director, Global Banking

[Signature Page to Second Amendment]

IA CLARINGTON CORE PLUS BOND FUND, as Lender

By:	/s/ Jeffrey Sujitno
	Name:	Jeffrey Sujitno
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

IA CLARINGTON FLOATING RATE FUND, as Lender

By:	/s/ Jeffrey Sujitno
	Name:	Jeffrey Sujitno
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

INDIANA UNIVERSITY, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Innovation Trust 2009, as Lender

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to Second Amendment]

Jamestown CLO I Ltd., as Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Jamestown CLO II Ltd., as Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Jamestown CLO III Ltd., as Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Jamestown CLO IV Ltd., as Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Jamestown CLO V Ltd., as Lender

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Jamestown CLO VI Ltd., as Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

Jamestown CLO VII Ltd., as Lender

3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Second Amendment]

JFIN CLO 2014 LTD., as Lender

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Senior Vice President

[Signature Page to Second Amendment]

JMP CREDIT ADVISORS CLO II LTD.

By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Jeremy Phipps
	Name:	Jeremy Phipps
	Title:	Director

[Signature Page to Second Amendment]

John Hancock Fund II Floating Rate Income Fund, as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

John Hancock Funds II - Spectrum Income Fund, as Lender

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Gerardo B. Loera
	Name:	Gerardo B. Loera
	Title:	Executive Director

[Signature Page to Second Amendment]

Keuka Park CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Kingsland IV, Ltd., as Lender

BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Kingsland V, Ltd., as Lender

BY: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Kingsland VI, as Lender

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

KVK CLO 2012-1, Ltd, as Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Second Amendment]

KVK CLO 2014-2, Ltd., as Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Second Amendment]

KVK CLO 2014-3, Ltd., as Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Second Amendment]

KVK CLO 2015-1, Ltd., as Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Second Amendment]

LCM XVI Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

[Signature Page to Second Amendment]

LCM XIX Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

[Signature Page to Second Amendment]

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Aggressive Allocation, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Conservative Allocation, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Moderate Allocation, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

Lloyds Bank Pension Scheme No.1, as Lender

By: Wellington Management Company LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Lloyds Bank Pension Scheme No.2, as Lender

By: Wellington Management Company LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

LMP Corporate Loan Fund, Inc., as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Lord Abbett Global Fund, Inc. – Lord Abbett Emerging Markets Currency Fund, as Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Second Amendment]

Lord Abbett Investment Trust – Lord Abbett Inflation Focused Fund, as Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Second Amendment]

Lord Abbett Investment Trust – Lord Abbett Short Duration Income Fund, as Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Second Amendment]

Lord Abbett Passport Portfolios plc. – Lord Abbett Short Duration Income Fund, as Lender

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Second Amendment]

Lord Abbett Series Fund, Inc. – Short Duration Income Portfolio, as Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Second Amendment]

Lord Abbett Short Duration Credit Trust, as Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Second Amendment]

LVIP Delaware Diversified Floating Rate Fund, as Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Second Amendment]

Magnetite VIII, Limited, as Lender

BY: BlackRock Financial Management Inc., its Collateral Manager

By:	/s/ Dale Fieffe
	Name:	Dale Fieffe
	Title:	VP - Leveraged Finance Operations Team

[Signature Page to Second Amendment]

Marine Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

MB Financial Bank, as Lender

By:	/s/ Henry Wessel
	Name:	Henry Wessel
	Title:	Vice President & Portfolio Manager

[Signature Page to Second Amendment]

Mercantil Commercebank, N.A., as Lender

By:	/s/ John Viault
	Name:	John Viault
	Title:	Vice President

By:	/s/ Shalako Wiener
	Name:	Shalako Wiener
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Mercer Field CLO LP, as Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

Mercer Global Credit Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Met Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio, as Lender

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to Second Amendment]

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:	/s/ Steven R. Bruno
	Name:	Steven R. Bruno
	Title:	Director

[Signature Page to Second Amendment]

METLIFE INSURANCE COMPANY USA, as Lender

By:	/s/ Steven R. Bruno
	Name:	Steven R. Bruno
	Title:	Director

[Signature Page to Second Amendment]

METROPOLITAN TOWER LIFE INSURANCE COMPANY, as Lender

By:	/s/ Steven R. Bruno
	Name:	Steven R. Bruno
	Title:	Director

[Signature Page to Second Amendment]

METROPOLITAN LIFE INSURANCE COMPANY SA729, as Lender

By:	/s/ Steven R. Bruno
	Name:	Steven R. Bruno
	Title:	Director

[Signature Page to Second Amendment]

METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA, as Lender

By:	/s/ Steven R. Bruno
	Name:	Steven R. Bruno
	Title:	Director

[Signature Page to Second Amendment]

Metropolitan West Floating Rate Income Fund, as Lender

BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

[Signature Page to Second Amendment]

Midland National Life Insurance Company, as Lender

BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

MidOcean Credit CLO I, as Lender

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

[Signature Page to Second Amendment]

Milton Hershey School Trust, as Lender

By:	/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

[Signature Page to Second Amendment]

Mizuho Bank, Ltd., as Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Modern Bank N.A., as Lender

By:	/s/ Daniel Bennett
	Name:	Daniel Bennett
	Title:	Senior Vice President
Deputy Chief Credit Officer

[Signature Page to Second Amendment]

Mondelez UK Pension Trustees Limited, as Lender

BY: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Morgan Stanley Bank, N.A., as Lender

By:	/s/ John Gally
	Name:	John Gally
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Mountain Hawk I CLO, LTD., as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Mountain Hawk II CLO, LTD., as Lender

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Mountain Hawk III CLO, Ltd., as Lender

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Mountain View CLO 2013-1 Ltd., as Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to Second Amendment]

MTAA Superannuation Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Multi Sector Value Bond Fund, as Lender

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate
General Counsel

[Signature Page to Second Amendment]

Muzinich & Co., (Ireland) Limited for the account of Muzinich Global Tactical Credit, as Lender

By:	/s/ Patricia Charles
	Name:	Patricia Charles
	Title:	Associate

[Signature Page to Second Amendment]

Muzinich Credit Opportunities Fund, as Lender

By:	/s/ Patricia Charles
	Name:	Patricia Charles
	Title:	Associate

[Signature Page to Second Amendment]

Muzinich and Co., (Ireland) Limited for the account of Muzinich Short Duration High Yield Fund (SDHY), as Lender

By:	/s/ Patricia Charles
	Name:	Patricia Charles
	Title:	Associate

[Signature Page to Second Amendment]

Nationwide Life Insurance Company, as Lender

By:	/s/ Ronald R. Serpico
	Name:	Ronald R. Serpico
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

NexBank SSB, as Lender

By:	/s/ Rhett Miller
	Name:	Rhett Miller
	Title:	Chief Credit Officer

[Signature Page to Second Amendment]

North American Company for Life and Health Insurance, as Lender

BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

Nuveen Diversified Dividend & Income Fund, as Lender

BY: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

Nuveen Tax Advantaged Total Return Strategy Fund, as Lender

BY: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

NYLIAC Separate Account 70_A01, as Lender

BY: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

NZCG Funding 2 Limited, as Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

NZCG Funding Ltd, as Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

Ocean Trails CLO IV, as Lender

By: West Gate Horizons Advisors LLC, as Asset Manager

By:	/s/ Cheryl Wasilewski
	Name:	Cheryl Wasilewski
	Title:	Senior Credit Analyst

[Signature Page to Second Amendment]

OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager as Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2013-3, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager as Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2013-4, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager as Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2015-9, LTD.

By: Onex Credit Partners, LLC, as Portfolio Manager as Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

Octagon Delaware Trust 2011, as Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Emigrant Senior Secured Loan Trust, as Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Investment Partners XII, Ltd., as Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Investment Partners XV, Ltd., as Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Loan Funding, Ltd., as Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Loan Trust 2010, as Lender

BY: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:	/s/ Margaret Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

Octagon Paul Credit Fund Series I, Ltd., as Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Second Amendment]

OFFSHORE INDEX FUND US SENIOR SECURED LOAN 100 MASTER FUND SP, a Segregated Portfolio of Nikko AM - Cayman Fund Segregated Portfolio Company, as Lender

By: Credit Suisse Asset Management, LLC, the investment manager for Nikko AM - Cayman Fund Segregated Portfolio Company

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[Signature Page to Second Amendment]

OFSI Fund V, Ltd., as Lender

By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

[Signature Page to Second Amendment]

OFSI Fund VI, Ltd.

By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

[Signature Page to Second Amendment]

OFSI Fund VII, Ltd.

By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

[Signature Page to Second Amendment]

Pacific Funds Short Duration Income, as Lender

BY: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor (Z2)

By:	/s/ Michael Marzouk
	Name:	Michael Marzouk
	Title:	Managing Director

By:	/s/ Dale E. Hawley
	Name:	Dale Hawley
	Title:	Assistant Secretary

[Signature Page to Second Amendment]

Pacific Select Fund Floating Rate Loan Portfolio, as Lender

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to Second Amendment]

Pavilion Real Assets Pool, as Lender

By:	/s/ Jia Liu
	Name:	Jia Liu
	Title:	Portfolio manager, fixed-income

[Signature Page to Second Amendment]

PAYDEN ABSOLUTE RETURN BOND FUND, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Payden Global Low Duration Fund, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Payden/Kravitz Cash Balance Plan Fund, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Payden Limited Maturity Fund, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Payden Low Duration Fund, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Pew Charitable Trusts, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Towers Watson Pennsylvania Inc., as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Funds: Global Investors Series plc: Low Duration Global Investment Grade Credit Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The Regence Group Retirement Plan Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Continental Airlines, Inc. Pension Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Regence Bluecross Blueshield of Oregon, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

St. Luke’s Episcopal Health System Foundation, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

The Pension Plan of North Carolina Baptist Hospital Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Con-way Retirement Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Stichtin Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

PIMCO Caymen Trust: PIMCO Cayman Bank Loan Fund, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Inova Health System Foundation Defined Benefit Plan Master Trust, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Montgomery Street Income Securities, Inc., as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Employees’ Retirement System of the State of Rhode Island, as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

HBOS Final Salary Trust Ltd (On Behalf of HBOS Final Salary PS), as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Second Amendment]

Pioneer Bond Fund, as Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Floating Rate Fund, as Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Institutional Multi-Sector Fixed Income Portfolio, as Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Investments Diversified Loans Fund, as Lender

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Multi-Asset Ultrashort Income Fund, as Lender

By: Pioneer Investment Management, Inc., as its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Short Term Income Fund, as Lender

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Pioneer Solutions SICAV — Global Floating Rate Income, as Lender

By: Pioneer Investment Management, Inc., As its adviser

By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

[Signature Page to Second Amendment]

Plainview Funds plc - MacKay Shields Floating Rate High Yield Portfolio, as Lender

Plainview Funds Plc, an investment company organized as an umbrella fund with segregated liability between sub-funds, acting solely in respect of the MacKay Shields Floating Rate High Yield Portfolio

By:	MacKay Shields LLC, its investment manager

By:	/s/ Lucille Protas
	Name:	Lucille Protas
	Title:	President

[Signature Page to Second Amendment]

PowerShares Senior Loan Portfolio, as Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Signature Page to Second Amendment]

QIC Global Credit Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

RAYMOND JAMES BANK, N.A., as Lender

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Senior Vice President

[Signature Page to Second Amendment]

REGATTA II FUNDING LP

By: Napier Park Global Capital (US) LP attorney-in-fact, as Lender

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Signature Page to Second Amendment]

REGATTA III FUNDING LTD

By: Napier Park Global Capital (US) LP attorney-in-fact, as Lender

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Signature Page to Second Amendment]

REGATTA IV FUNDING LTD

By: Napier Park Global Capital (US) LP attorney-in-fact, as Lender

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Signature Page to Second Amendment]

REGENTS OF THE UNIVERSITY OF MICHIGAN, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Renaissance Reinsurance Ltd., as Lender

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael Bretthof
	Name:	Michael Bretthof
	Title:	Vice President

[Signature Page to Second Amendment]

Renaissance Trust 2009, as Lender

By: Highbridge Principal Strategies LLC, its Sub-Investment Adviser

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[Signature Page to Second Amendment]

RiverSource Life Insurance Company, as Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

Royal Bank of Canada, as Lender

By:	/s/ Alexander Oliver
	Name:	Alexander Oliver
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Royal Mail Pension Plan, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Russell Investment Company plc, as Lender

By: Wellington Management Company LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Scor Reinsurance Company, as Lender

BY: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Dale Fieffe
	Name:	Dale Fieffe
	Title:	Vice President

[Signature Page to Second Amendment]

SEABOARD CORPORATION, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Seasons Series Trust - Diversified Fixed Income Portfolio, as Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Security Benefit Life Insurance Company, as Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND, as Lender

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ James Eanes
	Name:	James Eanes
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Seneca Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Sheridan Square CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

SIEMENS FINANCIAL SERVICES, INC,
as Lender

By:	/s/ Maria Levy
	Name:	Maria Levy
	Title:	VP

By:	/s/ Michael L. Zion
	Name:	Michael L. Zion
	Title:	Vice President

[Signature Page to Second Amendment]

Sound Point CLO I, Ltd, as Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Sound Point CLO II, Ltd, as Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Sound Point CLO IV, Ltd, as Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Sound Point CLO IX, Ltd., as Lender

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Sound Point CLO V, Ltd., as Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Sound Point CLO VI, Ltd., as Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Sound Point CLO VIII, Ltd., as Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

[Signature Page to Second Amendment]

Staniford Street CLO, Ltd., as Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

STATE BANK OF INDIA (CA)

By:	/s/ Sukhvinder Kaur
	Name:	Sukhvinder Kaur
	Title:	AK — 1797

[Signature Page to Second Amendment]

State Bank of India, New York, as TL-B Lender

By:	/s/ Manoranjan Panda
	Name:	Manoranjan Panda
	Title:	VP & Head (Syndications)

[Signature Page to Second Amendment]

STATE STREET BANK AND TRUST COMPANY
as Lender

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Vice President

[Signature Page to Second Amendment]

Stewart Park CLO, Ltd., as Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

STOCK YARDS BANK & TRUST COMPANY, as Lender

By:	/s/ Joe Morrison
	Name:	Joe Morrison
	Title:	Vice President

[Signature Page to Second Amendment]

Stone Tower Loan Trust 2010, as Lender

BY: Apollo Fund Management LLC, As its Investment Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Second Amendment]

Stone Tower Loan Trust 2011, as Lender

BY: Apollo Fund Management LLC, As its Investment Advisor

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Second Amendment]

Sumitomo Mitsui Trust Bank, Limited, New York Branch, as Lender

By:	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Vice President

[Signature Page to Second Amendment]

Sunsuper Superannuation Fund, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

SUNTRUST BANK, as Lender

By:	/s/ Shannon Offen
	Name:	Shannon Offen
	Title:	Director

[Signature Page to Second Amendment]

SUPERANNUATION ARRANGEMENTS OF THE UNIV OF LONDON, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Symphony CLO II, LTD., as Lender

BY: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

Symphony CLO XII, Ltd, as Lender

By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Second Amendment]

T. Rowe Price Corporate Income Fund, Inc., as Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Signature Page to Second Amendment]

Taylor Wimpey Pension Scheme, as Lender

BY: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Thacher Park CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

THL Credit Wind River 2012-1 CLO Ltd., as Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[Signature Page to Second Amendment]

THL CREDIT WIND RIVER 2013-1 CLO LTD., as Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[Signature Page to Second Amendment]

THL Credit Wind River 2013-2 CLO Ltd., as Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[Signature Page to Second Amendment]

THL Credit Wind River 2014-1 CLO Ltd., as Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[Signature Page to Second Amendment]

THL Credit Wind River 2014-2 CLO Ltd., as Lender

BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[Signature Page to Second Amendment]

Teachers Insurance And Annuity Association of America

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	MD

[Signature Page to Second Amendment]

CREF Bond Market Account

By: TIAA-CREF Investment Management, LLC its authorized investment advisor

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	MD

[Signature Page to Second Amendment]

TIAA Stable Return Acount

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	MD

[Signature Page to Second Amendment]

TIAA Stable Value Annuity

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	MD

[Signature Page to Second Amendment]

TIAA-CREF Trust Company FSB

By:	/s/ Edward E. Randall
	Name:	Edward E. Randall
	Title:	Authorized Signatory

By:	/s/ Lonnie L. Shiffort, CCO
	Name:	Lonnie L. Shiffort
	Title:	Chief Credit Officer

[Signature Page to Second Amendment]

TIB — The Independent BankersBank, as Lender

By:	/s/ Barry Renfroe
	Name:	Barry Renfroe
	Title:	SVP

[Signature Page to Second Amendment]

TICP CLO II, Ltd., as Lender

By: TICP CLO II Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[Signature Page to Second Amendment]

TICP CLO III, Ltd., as Lender

By: TICP CLO III Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[Signature Page to Second Amendment]

TORRANCE MEMORIAL MEDICAL CENTER, as Lender

BY: Payden & Rygel as Investment Adviser

By:	/s/ Jordan Lopez
	Name:	Jordan Lopez
	Title:	High Yield Strategist

[Signature Page to Second Amendment]

Treman Park CLO, Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Tryon Park CLO Ltd., as Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Matt S. Scullin
	Name:	Matt S. Scullin
	Title:	Vice President

[Signature Page to Second Amendment]

U.S. Specialty Insurance Company, as Lender

BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Dale Fieffe
	Name:	Dale Fieffe
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

UnitedHealthcare Insurance Company, as Lender

By: BlackRock Financial Management Inc.; its Investment Manager

By:	/s/ Dale Fieffe
	Name:	Dale Fieffe
	Title:	VP - Leveraged Finance Operations

[Signature Page to Second Amendment]

USAA Income Fund, as Lender

By:	/s/ R. Matthew Freund
	Name:	R. Matthew Freund
	Title:	SVP CIO USAA Mutual Funds

[Signature Page to Second Amendment]

Venture X CLO, Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

Venture XI CLO, Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

VENTURE XII CLO, Limited, as Lender

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

VENTURE XIII CLO, Limited, as Lender

By: its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

VENTURE XIV CLO, Limited, as Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

VENTURE XV CLO, Limited, as Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

VENTURE XVI CLO, Limited, as Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Second Amendment]

Virtus Multi-Sector Short Term Bond Fund, as Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Signature Page to Second Amendment]

Voya CLO 2012-1, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its portfolio manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Voya CLO IV, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Voya CLO V, Ltd., as Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
	Name:	Mark Haak
	Title:	Senior Vice President

[Signature Page to Second Amendment]

Washington National Insurance Company, as Lender

By:	/s/ Jesse E. Horsfall
	Name:	Jesse E. Horsfall
	Title:	SVP, 40|86 Advisors

[Signature Page to Second Amendment]

Bankers Life and Casualty Company, as Lender

By:	/s/ Jesse E. Horsfall
	Name:	Jesse E. Horsfall
	Title:	SVP, 40|86 Advisors

[Signature Page to Second Amendment]

Cedar Creek CLO, Ltd., as Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

[Signature Page to Second Amendment]

Mill Creek CLO, Ltd., as Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

[Signature Page to Second Amendment]

Sugar Creek CLO, Ltd., as Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

[Signature Page to Second Amendment]

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio, as Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Wellington Trust Company, NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio, as Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Wellmark, Inc., as Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Signature Page to Second Amendment]

Wells Fargo Advantage Short-Term High Yield Bond Fund, as Lender

By:	/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

[Signature Page to Second Amendment]

West Bank, as Lender

BY: Wells Capital Management, its Investment Advisor

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

[Signature Page to Second Amendment]

Western Asset Bank Loan (Multi-Currency) Master Fund, as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Western Asset Floating Rate High Income Fund, LLC, as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Western Asset Funds, Inc. - Western Asset Total Return Unconstrained Fund, as Lender

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Security Operations Specialist

[Signature Page to Second Amendment]

Bayside Small Cap Senior Loans IV SPV, LLC

By: H.I.G. Whitehorse Capital, LLC, its Designated Manager

By:	/s/ Richard Siegel
	Name:	Richard Siegel
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

WhiteHorse VI, Ltd., as Lender

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/s/ Jarred Worley
	Name:	Jarred Worley
	Title:	Manager

[Signature Page to Second Amendment]

WhiteHorse VII, LTD., as Lender

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/s/ Jarred Worley
	Name:	Jarred Worley
	Title:	Manager

[Signature Page to Second Amendment]

Wintrust Bank
as Lender

By:	/s/ Mark Gallagher
	Name:	Mark Gallagher
	Title:	Officer

[Signature Page to Second Amendment]

Ziggurat CLO Ltd., as Lender

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Second Amendment]

EXHIBIT D-2

[FORM OF]

COMPLIANCE CERTIFICATE

Reference is made to the Credit Agreement dated as of October 11, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors party thereto from time to time, the lenders and other parties thereto from time to time and Bank of America, N.A., as Administrative Agent (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein).  Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, certifies as follows:

1.              [Attached hereto as Exhibit A is the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 20[  ] and related consolidated statements of income or operations, stockholders’ equity and cash flows for the fiscal year then ended, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of [PricewaterhouseCoopers], prepared in accordance with generally accepted auditing standards and not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than any qualification that is expressly solely with respect to, or expressly resulting solely from, (A) an upcoming maturity date of the Revolving Facility or (B) any potential inability to satisfy a financial maintenance covenant on a future date or in a future period).](1)

2.              [Attached hereto as Exhibit A is the consolidated balance sheet of the Company and its Subsidiaries as of [ ] and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail. These present fairly in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.](2)

3.              To my knowledge, except as otherwise disclosed to the Administrative Agent pursuant to the Credit Agreement, no Default has occurred.  [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto on Annex A attached hereto.]

(1)                                 To be included if accompanying annual financial statements only.

(2)                                 To be included if accompanying quarterly financial statements only.

D-2-1

4.              The following represent true and accurate calculations, as of [              ], to be used to determine compliance with the covenant set forth in Section 7.11 of the Credit Agreement:

Consolidated Total Net Debt Ratio:

Consolidated Total Net Debt=	[ ]
Consolidated EBITDA=	[ ]
Actual Ratio=	[ ] to 1.0
Required Ratio=	[4.00](3)[3.50](4) to 1.0

Supporting detail showing the calculation of the Consolidated Total Net Debt Ratio is attached hereto as Schedule 1.(5)

5.              The following represent true and accurate calculations, as of [              ], to be used to determine the Applicable Rate with respect to Tranche A Term Loans and, upon the 2015 Revolving Credit Facility Effective Date (if any), Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees:

Consolidated Total Net Debt Ratio:

Consolidated Total Net Debt =	[ ]
Consolidated EBITDA=	[ ]
Actual Ratio=	[ ] to 1.0

Supporting detail showing the calculation of the Consolidated Total Net Debt Ratio is attached hereto as Schedule 1.(6)

(3)                                 To be used for any Test Period ending on or prior to the last day of the sixth full fiscal quarter after the 2015 Closing Date; provided the Collateral Suspension has not occurred prior to the date falling 18 months after the 2015 Closing Date.

(4)                                 To be used (i) for any Test Period ending after the last day of the sixth full fiscal quarter after the 2015 Closing Date and (ii) if the Collateral Suspension has occurred prior to the date falling 18 months after the 2015 Closing Date, as of the later of (A) the last day of any Test Period ending on the last day of the fourth full fiscal quarter after the 2015 Closing Date and (B) the last day of any Test Period in which the Collateral Suspension has occurred.

(5)                                 Which calculations shall be in reasonable detail satisfactory to the Administrative Agent and shall include, among other things, an explanation of the methodology used in such calculations and a breakdown of the components of such calculations.

(6)                                 Which calculations shall be in reasonable detail satisfactory to the Administrative Agent and shall include, among other things, an explanation of the methodology used in such calculations and a breakdown of the components of such calculations.

D-2-2

6.                                      [Attached hereto is the information required by Section 6.02(c) of the Credit Agreement.](7)

(7)                                 To be included only in annual compliance certificate.

D-2-3

SCHEDULE 1

(A)      Consolidated Total Net Debt Ratio: Consolidated Total Net Debt to Consolidated EBITDA

(1)         Consolidated Total Net Debt as of [         ], 20[ ]:

(a)          At any date of determination, the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP, consisting of the sum of the following:

(i) Indebtedness for borrowed money, and

(ii) Attributable Indebtedness.

(b)         less up to $1,000,000,000 of cash and Cash Equivalents (which are not Restricted Cash) that would be stated on the balance sheet of the Borrower and its Restricted Subsidiaries as of such date of determination,(1)

Consolidated Total Net Debt

(2) Consolidated EBITDA:

(a) Consolidated Net Income:

(i) the Net Income of the Borrower and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP, excluding, without duplication:

(A)            any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to the Transaction), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans,

(B) the cumulative effect of a change in accounting principles during such period including changes from international financial reporting standards to United States financial reporting standards,

(1)  provided that only 50% of the cash and Cash Equivalents of Foreign Subsidiaries are included in this calculation.

D-2-3

(C) any after-tax effect of income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations,

(D)            any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, as determined in good faith by the Borrower,

(E)              the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash or Cash Equivalents) to the Borrower or a Restricted Subsidiary in respect of such period,

(F)               effects of purchase accounting adjustments (including the effects of such adjustments pushed down to the Borrower and such Subsidiaries) in component amounts required or permitted by GAAP, resulting from the application of purchase accounting in relation to the Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes,

(G) any after-tax effect of income (loss) from the early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments,

(H) any impairment charge or asset write-off, in each case, pursuant to GAAP and the amortization of intangibles arising pursuant to GAAP,

(I) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights,

(J) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with the Transaction and

D-2-4

any acquisition, Investment, Disposition, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction; and

(K)            any adjustment of the nature used in connection with the calculation of “Adjusted EBITDA” as set forth in footnotes (b) to the “Summary Historical and Pro forma Financial Information” under “Summary” in the Notes Offering Memorandum to the extent any such adjustment, without duplication, continues to be applicable during such period.

(b) plus (without duplication):

(i)      provision for taxes based on income or profits or capital gains, including, without limitation, federal, state, non-U.S. franchise, excise, value added and similar taxes and foreign withholding taxes of the Borrower paid or accrued during such period, including any penalties and interest relating to such taxes or arising from any tax examinations, deducted (and not added back) in computing Consolidated Net Income,

(ii)     Fixed Charges of the Borrower for such period (including (x) net losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk and (y) costs of surety bonds in connection with financing activities, in each case, to the extent included in Fixed Charges), together with items excluded from the definition of “Consolidated Interest Expense” pursuant to clauses (a)(A) through (a)(C) thereof, to the extent the same was deducted (and not added back) in calculating such Consolidated Net Income,

(iii) Consolidated Depreciation and Amortization Expense of the Borrower for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income,

D-2-5

(iv)    any fees, expenses or charges (other than depreciation or amortization expense) related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence or repayment of Indebtedness permitted to be incurred in accordance with this Agreement (including a refinancing thereof) (whether or not successful), including (i) such fees, expenses or charges related to the offering of the Senior Notes and the initial Credit Extensions under the Credit Agreement, (ii) any amendment or other modification of the Senior Notes, and, in each case, deducted (and not added back) in computing Consolidated Net Income and (iii) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Receivables Facility,

(v)     the amount of any restructuring charge or reserve deducted (and not added back) in such period in computing Consolidated Net Income, including any restructuring costs incurred in connection with acquisitions, mergers or consolidations after the Closing Date, costs related to the closure and/or consolidation of facilities, retention charges, systems establishment costs and excess pension charges, excluding, for the avoidance of doubt, development costs in connection with unreleased products,

(vi)    any other non-cash charges, including any write offs or write downs, reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to the extent paid, but excluding from this proviso, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period),

(vii)   the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-Wholly-Owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income,

(viii) the amount of loss on sale of receivables and related assets to the Receivables Subsidiary in connection with a Receivables Facility,

D-2-6

(ix)    any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interest of the Borrower (other than Disqualified Stock) solely to the extent that such net cash proceeds are excluded from the calculation set forth in Section 7.05(a)(3) of the Credit Agreement, and

(x)     the amount of cost savings, operating expense reductions, other operating improvements and initiatives and synergies projected by the Borrower in good faith to be reasonably anticipated to be realizable or a plan for realization shall have been established within 18 months of the date thereof (which will be added to Consolidated EBITDA as so projected until fully realized and calculated on a pro forma basis as though such cost savings, operating expense reductions, other operating improvements and initiatives and synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that all steps have been taken for realizing such cost savings and such cost savings are reasonably identifiable and factually supportable (in the good faith determination of the Borrower).

(c)                minus (without duplication) non-cash gains increasing Consolidated Net Income of the Borrower for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period, and

(d) plus or minus (without duplication)

(i) any net gain or loss resulting in such period from Hedging Obligations and the application of Financial Accounting Codification No. 815-Derivatives and Hedging; plus or minus, as applicable, and

(ii)              any net gain or loss resulting in such period from currency translation gains or losses related to currency remeasurements of Indebtedness (including any net loss or gain resulting from hedge agreements for

D-2-7

currency exchange risk).

Consolidated EBITDA

Consolidated Total Net Debt to Consolidated EBITDA	[ ]:1.00

Covenant Requirement	No more than [4.00](2)[3.50](3):1.00

(2)                                       To be used for any Test Period ending on or prior to the last day of the sixth full fiscal quarter after the 2015 Closing Date; provided the Collateral Suspension has not occurred prior to the date falling 18 months after the 2015 Closing Date.

(3)                                       To be used (i) for any Test Period ending after the last day of the sixth full fiscal quarter after the 2015 Closing Date and (ii) if the Collateral Suspension has occurred prior to the date falling 18 months after the 2015 Closing Date, as of the later of (A) the last day of any Test Period ending on the last day of the fourth full fiscal quarter after the 2015 Closing Date and (B) the last day of any Test Period in which the Collateral Suspension has occurred.

D-2-8

IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of the Borrower and has caused this certificate to be delivered this      day of              .

ACTIVISION BLIZZARD, INC.

By:
Name:
Title: